UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2009

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-08895	33-0091377
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Kilroy Airport Way, Suite 300 Long Beach, California		90806
(Address of Principal Executive Offices)		(Zip Code)

(562) 733-5100

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure

On May 5, 2009, HCP, Inc. (the “Company”) announced that it agreed to sell 18,000,000 shares of common stock in an underwritten offering.  The Company also granted the underwriters a thirty-day option to purchase up to 2,700,000 additional shares to cover over-allotments, if any.  The specific terms of the offering will be described in a prospectus supplement, dated May 5, 2009, relating to the offering to be filed by the Company with the Securities and Exchange Commission (the “SEC”) on or about May 5, 2009.

The Company hereby updates its guidance for funds from operations (“FFO”) applicable to common shares (diluted) and net earnings applicable to common shares (diluted) issued last week to give effect to the final terms and size of the offering as follows, excluding and including the exercise of the over-allotment option by the underwriters:

	Excluding Option		Including Option
Guidance Range for 2009	Low	High	Low	High
Diluted earnings per common share	$0.93	$0.99	$0.92	$0.98
Gain on sales of real estate and real estate interest	(0.13)	(0.13)	(0.13)	(0.13)
Real estate depreciation and amortization	1.20	1.20	1.20	1.20
Joint venture adjustments	0.08	0.08	0.08	0.08
Diluted funds from operations per common share	$2.08	$2.14	$2.07	$2.13

The foregoing guidance does not reflect the potential impact of future property acquisitions, impairments, the bankruptcy or insolvency of the Company’s operators, lessees, borrowers or other obligors, the effect of any restructuring of the Company’s contractual relationships with such entities, realized gains or losses on marketable securities, ineffectiveness related to our cash flow hedges, other offerings of debt or equity securities or existing and future litigation matters. By definition, FFO does not include real estate-related depreciation and amortization or gains and losses associated with real estate disposition activities, but does include impairments. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above. The aforementioned ranges represent management’s best estimate of results based upon the underlying assumptions as of the date of this Current Report on Form 8-K.

The Company believes that diluted FFO per common share is an important supplemental measure of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. The term FFO was designed by the real estate investment trust industry to address this issue.

FFO is defined as net income (computed in accordance with U.S. generally accepted accounting principles), excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect FFO on the same basis.  FFO does not represent cash generated from operating activities in accordance with U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income. The Company’s computation of FFO may not be comparable to FFO reported by other real estate investment trusts that do not define the term in accordance with the current NAREIT definition or that have a different interpretation of the current NAREIT definition from the Company.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of HCP under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

FORWARD-LOOKING STATEMENTS

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this item which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These statements include among other things net income applicable to common shares on a diluted basis, and FFO applicable to common shares on a diluted basis, gain on sales of real estate, real estate depreciation and amortization, and joint venture adjustments for the full year of 2009.  These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by forward-looking statements.  These risks and uncertainties include but are not limited to:  national and local economic conditions, including the possibility of a prolonged recession; continued volatility in the capital markets, including changes in interest rates and the availability and cost of capital, which changes and volatility affect opportunities for profitable investment; the Company’s ability to access external sources of capital when desired and on reasonable terms; the Company’s ability to manage its indebtedness levels; changes in the terms of the Company’s indebtedness; the Company’s ability to maintain its credit ratings; the Company’s ability to achieve its expected benefits from acquisitions, including integrating and preserving the goodwill of those companies; competition for lessees and mortgagors (including new leases and mortgages and the renewal or rollover of existing leases); continuing reimbursement uncertainty in the skilled nursing segment; competition in the senior housing segment specifically and in the healthcare industry in general; the Company’s ability to acquire, sell or lease facilities and the timing of acquisitions, sales and leasings; the Company’s ability to realize the benefits of its mezzanine investments; the ability of the Company’s lessees and mortgagors to maintain the financial strength and liquidity necessary to satisfy their respective obligations to the Company and other third parties, including without limitation obligations to their lenders or other obligees under their financing arrangements; the bankruptcy or insolvency of our operators, lessees, borrowers or other obligors; the effect of any restructuring of the Company’s contractual relationships with such entities; changes in healthcare laws and regulations and other changes in the healthcare industry which affect the operations of the Company’s lessees or obligors; changes in the Company’s management; litigation claims and developments; costs of compliance with building regulations; changes in tax laws and regulations; changes in rules governing financial reporting, including new accounting pronouncements; and other risks described from time to time in the Company’s Securities and Exchange Commission filings. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, INC.
(Registrant)

Date: May 5, 2009	By:	/s/ Edward J. Henning
Edward J. Henning
Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary